SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  January 27, 2000
(Date of earliest event reported)

Commission File Nos.:      333-68951



                       GE Capital Mortgage Services, Inc.
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        New Jersey                                          21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

Three Executive Campus
Cherry Hill, New Jersey                                          08002
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Addresses of principal executive offices                      (Zip Codes)


                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code


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(Former names, former addresses and former fiscal years, if changed since last report)


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ITEM 5.   Other Events
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          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by PaineWebber Incorporated which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                         Description
-----------                                         -----------
       (99)                                         Collateral Terms Sheets
                                                    prepared by PaineWebber
                                                    Incorporated in connection
                                                    with GE Capital Mortgage
                                                    Services, Inc., REMIC
                                                    Mortgage Pass-Through
                                                    Certificates, Series 2000-1.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GE CAPITAL MORTGAGE SERVICES, INC.


January 27, 2000

                                          By:    /s/ Al Gentile
                                                 -------------------------------
                                          Name:  Al Gentile
                                          Title: Designated Officer

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------
   (99)                   Collateral Terms Sheets                     E
                          Prepared by PaineWebber
                          Incorporated in connection
                          with GE Capital Mortgage
                          Services, Inc., REMIC
                          Mortgage Pass-Through
                          Certificates, Series 2000-1.